Exhibit 99.1

Investigating the Power of Tumor Infiltrating Lymphocytes for Treatment of Cancer October 2020

# Forward Looking Statements

Certain matters discussed in this presentation are "forward-looking statements" of Iovance Biotherapeutics, Inc. (hereinafter referred to as the "Company," "we," "us," or "our") within the meaning of the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). All such written or oral statements made in this presentation, filings with the Securities and Exchange Commission ("SEC"), reports to stockholders and in meetings with investors and analysts, other than statements of historical fact, are forward-looking statements and are intended to be covered by the safe harbor for forward-looking statements provided by the PSLRA. Without limiting the foregoing, we may, in some cases, use terms such as "predicts," "believes," "potential," "continue," "estimates," "anticipates," "expects," "plans," "intends," "forecast," "guidance," "outlook," "may," "could," "might," "will," "should" or other words that convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the success, timing, projected enrollment, manufacturing and production capabilities, and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates (including both Company-sponsored and collaborator-sponsored trials in both the U.S. and Europe), such as statements regarding the timing of initiation and completion of these trials; the strength of the Company's product pipeline; and the guidance provided for the Company's future cash, cash equivalents, short term investment, restricted cash balances, and forecasted operating expenses. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and developments to be materially different from those expressed in or implied by these forward-looking statements, including, without limitation, the following substantial known and unknown risks and uncertainties inherent in the Company's business: the COVID-19 pandemic may have an adverse effect on the Company and its clinical trials, including potential slower patient recruitment, inability of clinical trial sites to collect data, inability of the Company or its contract research organizations to monitor patients, as well as U.S. Food and Drug Administration ("FDA") availability due to competing priorities; our ability to achieve long-term profitability and successfully commercialize our products alone or with third parties, as well as our history of operating losses and our expectations that we will continue to incur significant operating losses; our limited operating history in our current line of business, which makes it difficult to evaluate our prospects, our business plan or the likelihood of our successfully implementing such business plan; risks related to the timing of and our ability to successfully develop, submit, obtain and maintain FDA or other regulatory authority approval of, or other action with respect to, our product candidates (including, with respect to lifileucel for the treatment of metastatic melanoma, reaching agreement with the FDA on the appropriate potency assay and the timing to submit a biologics licensing application ("BLA") to the FDA), and our ability to successfully commercialize any product candidates for which we obtain FDA approval; our limited history in conducting clinical trials, on which our future profitability is substantially dependent, and our need to rely on third parties, including contract research organizations, contract manufacturing organizations and consultants, in connection with the conduct, supervision and monitoring of our clinical trials for our product candidates; preliminary and interim clinical results, which may include efficacy and safety results, from ongoing Phase 2 studies may not be reflected in the final analyses of our ongoing clinical trials or subgroups within these trials; the risk that a slower rate of enrollment may delay the Company's clinical trial timelines or otherwise adversely impact our clinical development activities; the risk that enrollment may need to be adjusted for the Company's trials and cohorts within those trials based on FDA and other regulatory agency input; the new version of the protocol which further defines the patient population to include more advanced patients in the Company's cervical cancer trial may have an adverse effect on the results reported to date; the risk that the results obtained in our ongoing clinical trials may not be indicative of results obtained in future clinical trials or that data within these trials may not be supportive of product approval, including that later developments with the FDA may be inconsistent with already completed FDA meetings; the risk that the FDA may not agree with our approach to expand our cervical cancer trial to include Cohort 2 of the C-145-04 trial; the risk that changes in patient populations may result in changes in preliminary clinical results; the Company's ability or inability to address FDA or other regulatory authority requirements relating to its clinical programs and registrational plans, such requirements including, but not limited to, clinical, safety, manufacturing and control requirements; the risk that regulatory authorities may potentially delay the timing of FDA or other regulatory approval of, or other action with respect to, our product candidates, or that we may be required to conduct additional clinical trials or modify ongoing or future clinical trials based on feedback from the FDA or other regulatory authorities; the risk that the Company's interpretation of the results of its clinical trials or communications with the FDA may differ from the interpretation of such results or communications by the FDA; our ability to obtain and maintain intellectual property rights related to our product pipeline; our ability to successfully implement our research and development programs and collaborations; the acceptance by the market of our product candidates and their potential reimbursement by payors, if approved; our ability to obtain tax incentives and credits and the risk that our existing net operating loss carryforwards and research tax credits may expire or otherwise be limited in use; the success of our manufacturing, license or development agreements; risks related to the Company's ability to maintain and benefit from accelerated FDA review designations, including breakthrough therapy designation or regenerative medicine advanced therapy designation, which may not result in a faster development process or review of the Company's product candidates (and which may later be rescinded by the FDA), and which does not assure approval of such product candidates by the FDA or the ability of the Company to obtain FDA approval in time to benefit from commercial opportunities; the ability or inability of the Company to manufacture its therapies using third party manufacturers or its own facility may adversely affect the Company's potential commercial launch; the results of clinical trials with collaborators using different manufacturing processes may not be reflected in the Company's sponsored trials; our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; the risk that additional expenses may decrease our estimated cash balances and increase our estimated capital requirements; and other factors that may have a material adverse effect on the Company's business and clinical development, including general economic conditions, the Covid-19 pandemic and regulatory developments, not within the Company's control.

IOVANCE
© 2020, Iovance Biotherapeutics
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2020 Recent Updates © 2020, Iovance Biotherapeutics 3 2020 Updates Data flow: Updated Cohort 2 at ASCO Early pivotal Cohort 4 data in melanoma by investigator Data showing effect of Moffitt TIL in NSCLC presented at AACR 2020 FDA Type B Meeting held, Agreement on clinical follow up for Cohort 4 reached: - 6 months from initial response by IRC - Cohort 2 can be supportive Additional work on potency assays will be pursued. Communication with FDA will continue. > 90% manufacturing success rate in over 300 patients

• Highly personalized therapy • Our own immune system amplified and rejuvenated Tumor - Infiltrating Lymphocytes (TIL) – Unique Mechanism in Immuno - oncology © 2020, Iovance Biotherapeutics 4 Excise Tumor Culture & Expand with IL - 2 Reinfuse Post - Lymphodepletion TIL: Leading Platform for Treatment of Solid Tumors

© 2020, Iovance Biotherapeutics 5 Iovance Proprietary Centralized, Scalable, and Efficient GMP Manufacturing Gen 2 Process Time: 22 Days 1 2 Patient Intake Surgical Resection 3 4 NMA - LD TIL Infusion 5 6 IL - 2 Infusions Recovery/Discharge 4 2 TIL were generated from skin, lymph nodes, liver, lung, peritoneal, musculo - skeletal, breast, and other organs.

TIL Mechanism of Action Circulation Migration Recognition Lysis © 2020, Iovance Biotherapeutics 6 Infusion of tumor - infiltrating lymphocytes (TIL) Tumor Peripheral blood Blood vessel Tumor cell TIL TIL Tumor bed TIL Lysing tumor cell T - cell receptor Tumor antigen peptide MHC - I Chemokine receptor Chemokine TIL IFN  Granzyme Perforin TIL Lysing tumor cell

# Leveraging Tumor Infiltrating Lymphocyte (TIL) to Address Unmet Need

**Discovery** | **Manufacturing Development, Clinical Program Establishment** | **Pre-Commercialization**

## 2011

**TIL therapy** conducted by Steven Rosenberg/NCI published results showing: **56% ORR**[1] and **24% CR** rate in melanoma patients, with durable CRs as an early line therapy[2]

## 2015

**FDA Orphan Drug Designation** for lifileucel in malignant melanoma

## 2016

**First patient dosed** for Gen 1 lifileucel in melanoma

**Gen 2 manufacturing** developed and transferred to CMOs

## 2017

**Head & Neck and Cervical** studies began

**FDA Fast Track** designation for lifileucel in melanoma received

## 2018

**FDA RMAT designation** for lifileucel in advanced melanoma received

**FDA EOP2 meeting** for lifileucel held

Lifileucel Cohort 2 clinical data showed **38% ORR in 47 patients,** patients with average 3.3 prior lines of therapy

Two rounds of financing conducted: **over $425 mil raised**

## 2019

**First patient dosed** for melanoma registrational trial

**FDA Fast Track, BTD** in cervical

**FDA EOP 2** held for lifileucel for cervical

**File IND** for PBL in chronic lymphocytic leukemia (CLL), IND cleared and first patient dosed

Clinical IRC **data from Cohort 2 of melanoma at SITC shows 35% ORR**

## 2020-2021

TIL manufactured by Moffitt shows **2 durable CRs** in post-PD1 NSCLC

**Data presentation by investigator for: Cohort 2 at ASCO, early data** in Cohort 4 pivotal melanoma

**Complete enrollment** for registrational program in cervical

Start a registration-directed NSCLC program

**Hold pre-BLA** meeting with FDA

**Submit BLA** for lifileucel

(1) Rosenberg, S. A., et al. *Clinical Cancer Research*, 2011, 17, 4550
(2) Goff, S. L. et al. *Journal of Clinical Oncology*, 2016, 34(20), 2389-2397

IOVANCE
© 2020, Iovance Biotherapeutics
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Key Highlights for Melanoma Cohort 2 Data © 2020, Iovance Biotherapeutics 8 2019: Melanoma Data update at SITC (8 Nov 2019) (1) 36.4% ORR 34.8% ORR as read by independent review committee (IRC) (N=66) by investigator and Melanoma Cohort 2 showed Median DOR not reached at 18.7 months of median study follow up (investigator assessed) (2) 2020: Updated Melanoma Data cut ASCO20 (1) Sarnaik et al ., SITC 2019, P865 (2) Sarnaik et al ., ASCO 2020, 10006

Leading cell therapy company focused on treatment of solid tumors Investment Highlights • Initial focus in post - checkpoint solid tumors • Expansion into combinations and earlier lines of therapy • Five company - sponsored programs in melanoma, cervical, head & neck, non - small cell lung cancer (NSCLC), and CLL indications • Accelerated path to approval in melanoma and cervical cancer • Last patient dosed in pivotal trial for melanoma • BLA filings expected 2021 • Melanoma: RMAT, Orphan Drug, and Fast Track • Cervical: BTD, Orphan Drug and Fast Track • U.S. and E.U. capacity with contract manufacturers • Building Iovance 136,000 sq. ft. manufacturing facility in Philadelphia • Rapid 22 - day Gen 2 manufacturing with 90%+ success rate • 300+ patients treated with Iovance proprietary process • Investigator - led programs to evaluate additional solid tumors or new combinations • Data from Moffitt TIL in NSCLC as a new indication for Iovance • Touch points with institutions including NIH/NCI, Moffitt Cancer Center, MD Anderson, Yale, and University of Montreal (CHUM) © 2020, Iovance Biotherapeutics 9 Large market opportunity and strong unmet need Potential to be the first cell therapy approved for solid tumors in melanoma and cervical Efficient and scalable proprietary manufacturing Broad platform and wide applications explored through partnerships

# Highly Individualized, Specific & Potent Attack Against Cancer

## Leverages and enhances the body's natural defense against cancer using a patient's own Tumor Infiltrating Lymphocytes, or TIL



- **Polyclonal:** Can recognize multiple neoantigens
  - Effective in heterogeneous solid tumors
  - Data in melanoma, cervical, head & neck, and lung cancers
- **Individualized:** TIL of each patient is specific and private with little overlap of uCDR3 between patients[1]
- **Persistence:** 100% of patients had TIL persisting at Day 42[1]
- **Immunological memory:** No additional maintenance therapy after infusion
  - Responses in treatment naive and refractory melanoma; including checkpoint refractory
  - Durable complete responses in cervical cancer patients, maintained at 53 and 67 months[2]
  - Durable CRs observed in NSCLC patients beyond one-year post-TIL[3]

(1) Gontcharova, et al., Persistence of cryopreserved tumor-infiltrating lymphocyte product lifileucel (LN-144) in C-144-01 study of advanced metastatic melanoma, AACR 2019, Abstract #LB-069
(2) Stevanovic, et al., Treatment of Metastatic Human Papillomavirus-Associated Epithelial Cancers with Adoptive Transfer of Tumor-Infiltrating T Cells, ASCO 2018, Abstract #3004
(3) Creelan, et. al., Durable complete responses to adoptive cell transfer using tumor infiltrating lymphocytes (TIL) in non-small cell lung cancer (NSCLC): a phase I trial, AACR 2020, Abstract #20-LB-10617

IOVANCE
© 2020, Iovance Biotherapeutics
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Competitive Advantages of TIL in Solid Tumors Checkpoints TCR CAR - T (Liquid tumors) TIL (Solid tumors) Target multiple tumor antigens Target only single tumor antigen Mainly target only single/ surface tumor antigen Target multiple tumor antigens Long maintenance period One - time treatment One - time treatment One - time treatment Utility in several solid tumors Few solid tumors treated so far No examples of successful utility in solid tumors Available data in: melanoma, cervical, head & neck, and lung cancers Potential l ong - term irreversible toxicities Potential o n - target, off - tissue effects Potentially immunogenic: cytokine release syndrome No unexpected off - tissue effects found to date Off - the - shelf Autologous Autologous Autologous TIL target a diverse array of cancer antigens; we believe this approach represents a highly differentiated, customized, and targeted immunotherapy © 2020, Iovance Biotherapeutics 11

Manufacturing Twelve granted U.S. patents for compositions and methods of treatment in a broad range of cancers relating to Gen 2 manufacturing process including combinations with PD - 1 antibodies Advanced Technologies Patent applications filed for a wide range of TIL technologies including: • Marrow infiltrating (MIL) and peripheral blood lymphocyte therapies (PBL) • Novel manufacturing processes including selected TIL process • Use of costimulatory molecules in TIL therapy • Stable and transient genetically - modified TIL therapies • Patient subpopulations for TIL therapies Broad, Iovance - Owned IP Around TIL Therapy © 2020, Iovance Biotherapeutics 12

Iovance Cell Therapy Center ( i CTC) © 2020, Iovance Biotherapeutics 13 • Build - to - suit custom facility located in the Navy Yard, Philadelphia, PA • ~136,000 sq. feet, $85 mil investment • Clean room build initiated April 2020 • Commercial GMP production is expected to commence in 2022 • Significant reduction in COGS expected

(1) https://seer.cancer.gov Solid Tumor Indication Deaths (1) New Cases (1) Melanoma 7,230 96,480 Cervix Uteri 4,250 13,170 Lung & Bronchus 142,670 228,150 Oral Cavity, Pharynx & Larynx 10,860 53,000 Breast 41,760 268,600 Pancreatic 45,750 56,770 Brain & Other Nervous System 17,760 23,820 90% of all cancer cases are solid tumors 1.6M New cases of solid tumors in the U.S. (1) Potential market for early lines in combo with standard of care Potential to address unmet need in late lines of treatment Expand into other indications Move into earlier line of therapy Significant Market Potential in Solid Tumors © 2020, Iovance Biotherapeutics 14

Regimen Trial Indication N Partner Phase 1 Phase 2 Pivotal Company sponsored studies Lifileucel C - 144 - 01 Melanoma 178 — Lifileucel C - 145 - 04 Cervical cancer 138 — LN - 145/ LN - 145 - S1 C - 145 - 03 Head & neck cancer 55 — Lifileucel + pembrolizumab LN - 145 - S1 LN - 145 + pembrolizumab LN - 145 + pembrolizumab LN - 145 IOV - COM - 202 Melanoma Melanoma Head & neck Non - small cell lung Non - small cell lung ~75 — IOV - 2001 IOV - CLL - 01 Chronic lymphocytic leukemia ~70 — Current Clinical Pipeline and Select Collaboration Studies For the studies listed in our collaboration pipeline table, the partner listed above is the sponsor of the clinical trial. Su ch partner may not use our Gen 2 manufacturing process and/or the therapeutic dosing may differ from our clinical trials. As a result, such partner data may n ot be representative of our data. © 2020, Iovance Biotherapeutics 15 Select investigator sponsored proof - of - concept studies MDA TIL NCT03610490 Ovarian, colorectal, pancreatic ~54 LN - 145 NCT03449108 Ovarian, sarcomas ~54 Moffitt TIL + nivolumab NCT03215810 Non - small cell lung 20

Metastatic Melanoma © 2020, Iovance Biotherapeutics 16

# Potential Market for Metastatic Melanoma

- Estimated 7,230[1] U.S. patient deaths due to melanoma
- Limited options after progression on checkpoint and BRAF/MEK inhibitors

> *"Nature has selected TIL to recognize features unique to the tumor not present on normal tissues, which helps make a TIL therapy approach effective compared to other cell therapy strategies for solid tumors. Iovance TIL treatment has a novel mechanism of action, completely separate from those of other treatment options, and has resulted in highly durable responses in patients that have progressed on prior FDA-approved treatment for their metastatic melanoma."*
>
> — Dr. Amod Sarnaik
> Department of Cutaneous Oncology, the Immunology Program and the Melanoma Center of Excellence at Moffitt Cancer Center

## Metastatic Melanoma Facts

**309k** **New Cases WW** each year[3]

**62k** **Deaths WW** each year[3]

**96k** **Diagnoses in U.S.** each year[1]

**7k** **Deaths in U.S.** each year[1]

1st line: **Immuno -therapy**

BRAF/MEK inhibitors for **BRAF positive**

**Chemotherapy ORR 4-10%**[2] **OS ~7-8 mons**[4]

(1) in 2019, https://seer.cancer.gov;
(2) CheckMate-37 Trial Results (ICC 10%), Keytruda label (4%);
(3) *JAMA Oncol.* 2019; 5(12):1749-1768. doi:10.1001/jamaoncol.2019.2996;
(4) *Eur J Cancer.* 2016; 65:182-184. *J Clin Oncol.* 2018; 36 (suppl: abstr e21588)

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© 2020, Iovance Biotherapeutics
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Endpoints • Primary: Efficacy defined as IRC ORR Study Updates • Mar 2019: Cohort 4 (pivotal trial) FPI • Jun 2019: Full Cohort 2 data on 66 patients presented at ASCO • Nov 2019: IRC Cohort 2 data presented at SITC • Nov 2019: Investigator read of Cohort 2 sub - analysis for primary refractory to PD - 1 presented • Jan 2020: last patient dosed • May 2020: Cohort 4 early data show 32.4% ORR at 5.3 months of median study follow up • May 2020 ASCO oral: Cohort 2 median DOR not reached at 18.7 months of median study follow up C - 144 - 01: Phase 2 Study Design © 2020, Iovance Biotherapeutics 18 Cohort 1: Non - cryopreserved TIL product (Gen 1) N=30 Closed to enrollment Cohort 2: Cryopreserved TIL product (Gen 2) N=60 Closed to enrollment Cohort 3: TIL re - treatment N=10 Unresectable or metastatic melanoma treated with 1 systemic prior therapy including a PD - 1 blocking antibody and if BRAF V600 mutation positive, a BRAF or BRAF/MEK Cohort 4: Pivotal Cryopreserved TIL product (Gen 2) N=75 Closed to enrollment

C - 144 - 01: Cohort 2 Patient Characteristics at ASCO 2020 COHORT 2 BY INVESTIGATOR (ASCO 2020) © 2020, Iovance Biotherapeutics 19 (1) The denominator is the 53 patients who received prior anti - CTLA - 4 CHARACTERISTIC Cohort 2, N=66, (%) Gender, n (%) Female 27 (41) Male 39 (59) Age, years Median 55 Min, Max 20, 79 Prior therapies, n (%) Mean # prior therapies 3.3 Anti - PD - 1 66 (100) Anti - CTLA - 4 53 (80) BRAF/MEK 15 (23) Progressive Disease for at least 1 prior therapy Anti - PD - 1 65 (99) Anti - CTLA - 4 41 (77 (1) ) Baseline ECOG score, n (%) 0 37 (56) 1 29 (44) CHARACTERISTIC Cohort 2, N= 66 , (%) BRAF Status, n (%) Mutated V600 17 (26) Wild Type 45 (68) Unknown 3 (5) Other 1 (2) Baseline LDH (U/L) Median 244 1 - 2 times ULN 19 (29) > 2 times ULN 8 (12) Target Lesions Sum of Diameter (mm) Mean (SD) 106 (71) Min, Max 11, 343 Number of Target and Non - Target Lesions (at Baseline) >3 51 (77) Mean (SD) 6 (2.7) Patients with Baseline Liver and/or Brain Lesions 28 (42) Cohort 2 patients have: • 3.3 mean prior therapies, ranging from 1 - 9 • High tumor burden at baseline: 106 mm mean sum of diameters of the target lesions

COHORT 2 BY INVESTIGATOR (ASCO 2020)

# Adverse Events Tend to be Expected, Early and Transient

## Frequency of AEs over time is reflective of potential benefit of one-time treatment with lifileucel

- Adverse event profile consistent with underlying advanced disease and safety profile of lymphodepletion and IL-2 regimens
- Median number of 6 IL-2 doses administered
- Decreasing frequency of AEs over time reflective of potential benefit of one-time treatment with lifileucel



Number of AEs*
260
240
220
200
180
160
140
120
100
80
60
40
20
0
Grade
5
4
3
2
1
D0 D14 M1 M2 M3 M4 M5 M6 M7 M8 M9 M10 M11 M12 M13 M14 M15 M16 M17 M18 M19 M20
Time from TIL dose

**Treatment Emergent Adverse Events (≥ 30%)**

| | Cohort 2 (N=66) | | |
|---|---|---|---|
| Preferred term | Any Grade, n (%) | Grade 3/4, n (%) | Grade 5, n (%) |
| Number of patients reporting at least one Treatment-Emergent AE | 66 (100) | 64 (97.0) | 2 (3.0) |
| Thrombocytopenia | 59 (89.4) | 54 (81.8) | 0 |
| Chills | 53 (80.3) | 4 (6.1) | 0 |
| Anemia | 45 (68.2) | 37 (56.1) | 0 |
| Pyrexia | 39 (59.1) | 11 (16.7) | 0 |
| Neutropenia | 37 (56.1) | 26 (39.4) | 0 |
| Febrile neutropenia | 36 (54.5) | 36 (54.5) | 0 |
| Hypophosphatemia | 30 (45.5) | 23 (34.8) | 0 |
| Leukopenia | 28 (42.4) | 23 (34.8) | 0 |
| Fatigue | 26 (39.4) | 1 (1.5) | 0 |
| Hypotension | 24 (36.4) | 7 (10.6) | 0 |
| Lymphopenia | 23 (34.8) | 21 (31.8) | 0 |
| Tachycardia | 23 (34.8) | 1 (1.5) | 0 |

*The number of AEs is cumulative and represent the total number of patients dosed
Treatment-Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days. Patients with multiple events for a given preferred term are counted only once using the maximum grade under each preferred term. Safety terms which describe the same medical condition were combined.

IOVANCE

© 2020, Iovance Biotherapeutics

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In heavily pretreated metastatic melanoma patients (3.3 mean prior therapies) • ORR 36% • DCR 80% • Median DOR has not been reached at 18.7 mons of study follow up • Mean TIL cells infused: 27.3 x 10 9 • Median number of IL - 2 doses: 5.5 Potentially Efficacious Treatment for Patients with Limited Options © 2020, Iovance Biotherapeutics 21 Response Patients, N=66 n (%) Objective Response Rate 24 (36.4) Complete Response 2 (3.0) Partial Response 22 (33.3) Stable Disease 29 (43.9) Progressive Disease 9 (13.6) Non - Evaluable (1) 4 (6.1) Disease Control Rate 53 (80.3) Median Duration of Response Not Reached Min, Max (months) 2.2, 26.9+ COHORT 2 BY INVESTIGATOR (ASCO 2020) 18% attrition in patients harvested (6% manufacturing failure)

COHORT 2 BY INVESTIGATOR (ASCO 2020)

C-144-01 Cohort 2 Efficacy: Best Overall Response

PD-L1 + (TPS ≥5)/ – (TPS <5)	Prior anti-PD-1	BOR on Prior anti-PD-1[1]	Prior anti-CTLA-4	#
–	Yes	PD	Yes	43
–	Yes	PD	Yes	42
U[2]	Yes	PD	No	29
+	Yes	PD	Yes	27
–	Yes	PD	Yes	25
+	Yes	PD	Yes	37
–	Yes	PD	Yes	39
+	Yes	PD	No	26
–	Yes	PR	No	24
+	Yes	PD	Yes	34
U[2]	Yes	PD	Yes	30
+	Yes	PD	No	35
U[2]	Yes	SD	Yes	22
–	Yes	SD	Yes	62
+	Yes	PD	Yes	58
–	Yes	PD	Yes	57
+	Yes	SD	No	40
U[2]	Yes	PD	Yes	61
–	Yes	PD	Yes	36
+	Yes	PD	Yes	41
U[2]	Yes	U[2]	Yes	32
U[2]	Yes	U[2]	Yes	59
U[2]	Yes	PD	Yes	55
+	Yes	PR	Yes	28


Patients
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32
Time (months) since TIL infusion
CR start
PR start
Ongoing on study
PD
Death

79% of responders had received prior ipilimumab. Responses deepen over time.

[1] BOR is best overall response on prior anti-PD-1 immunotherapy. [2] U: unknown. [3] Patient 22 BOR is PR.

IOVANCE

© 2020, Iovance Biotherapeutics

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C - 144 - 01 Cohort 2 Efficacy: Best Overall Response © 2020, Iovance Biotherapeutics 23 Three subjects had no post TIL disease assessment due to early death, and one due to start of new anti - cancer therapy. 81% (50/62) of patients had a reduction in tumor burden               & KD Q J H I U R P % D V H O L Q H 3 D W L H Q W 1 R  1   1   3 5 & 5 6 ' 3 '                %H V W 2 Y H U D O O 5 H V S R Q V H                                                                                                                  • Mean Time to response 1.9 months (range 1.3 - 5.6) • Responses are deep – nearly all responders are >30% COHORT 2 BY INVESTIGATOR (ASCO 2020) *Patients with BRAF mutations

C - 144 - 01 Cohort 2 ORR By Subgroup © 2020, Iovance Biotherapeutics 24 CI, Confidence interval. 95% CI is calculated using the Clopper - Pearson Exact test. Responses were demonstrated: • Across a wide age range • Even in patients who have progressed on prior anti - CTLA - 4 or prior BRAF • Regardless of the BRAF mutational status • Equally in patients with PD - L1 low or high levels COHORT 2 BY INVESTIGATOR (ASCO 2020)

C - 144 - 01 Cohort 2 ORR By Subgroup © 2020, Iovance Biotherapeutics 25 ULN, Upper Limit Normal; CI , Confidence interval. 95% CI is calculated using the Clopper - Pearson Exact test. Responses were demonstrated: • In patients with elevated LDH (1 - 2x) • In patients with bulky disease at baseline • Patients with lesions in liver and/or brain • Patients post anti - PD - 1 regardless of duration of time from the patient’s last anti - PD - 1/L1 COHORT 2 BY INVESTIGATOR (ASCO 2020)

• In heavily pretreated metastatic melanoma patients with high baseline disease burden who progressed on multiple prior therapies, including anti - PD - 1 and BRAF/MEK inhibitors, if BRAFV600 mutant, lifileucel treatment results in: • 36.4% ORR • 80.3% DCR • Median DOR was still not reached at 18.7 months of median study follow up • Responses deepen over time C - 144 - 01 Cohort 2: Conclusions © 2020, Iovance Biotherapeutics 26 Lifileucel has demonstrated potential efficacy and durability of response for patients with metastatic melanoma regardless of prior therapy with immune checkpoint therapies, or BRAF status COHORT 2 BY INVESTIGATOR (ASCO 2020)

# Late Stage (2L/3L) Melanoma Treatment Development Efforts

## 2L/3L melanoma treatment has no current standard of care

| | Agent | ORR % (N) | Current Development Status | Prior Lines of Tx | Patient Characteristics |
|---|---|---|---|---|---|
| Combination with Anti-PD-1 | **Checkpoints** | | | | |
| | LAG-3 + nivo (BMS) | 12% (N=61)[1] | Multiple 1L studies | 1+ | All comers, ECOG ≤2<br>• LAG-3 expression ≥1% (N=33) ORR=18%;<br>• LAG-3 expression <1% (N=22) ORR=5% |
| | **TLR9 agonists, HDAC, kinase inh** | | | | |
| | IMO-2125 (Idera) + ipi | 22% (N=62)[2] | Phase 3, post-PD-1 melanoma ILLUMINATE 204 | 1-3 | ECOG ≤1, intratumoral injection<br>Median DOR was 11.4 months,<br>mOS 10.1 months |
| | CMP-001 (CheckMate) + pembro | 25% (N=82)[3] | Phase 1b | 1+ | ECOG ≤1, intratumoral injection |
| | Lenvatinib + pembro | 21.4% (N=103)[4] | Phase 2 | 1+ | Median DOR: 6.3 months<br>mOS: 13.9 months |
| | Entinostat (Syndax) + pembro | 19% (N=53)[5] | ENCORE 601 | 1+ | ECOG ≤1 |
| Single Agent | **Checkpoints** | | | | |
| | TIGIT, TIM-3 | Unknown | Phase 1/2 | | |
| | **Cytokines** | | | | |
| | HD IL-2 | 8% (N=9)[6] | | 1+ | HD IL-2 post anti-PD1 |
| | **Other** | | | | |
| | **TIL** | **36.4% (N=66)[7]** | **Phase 2, Cohort 2** | **3.3** | **All post anti-PD1** |

[1] Ascierto P et al., ESMO 2017; [2] Diab, et al., ESMO 2020; [3] Milhem M et al., SITC 2019; [4] Fernandez et al., ESMO 2020, LBA44; [5] Ramalingam et al., AACR 2019; [6] Buchbinder El et al., JCO 2017; [7] Sarnaik et al., SITC 2019

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Cervical Cancer © 2020, Iovance Biotherapeutics 28

# Potential Market for Cervical Cancer

*"TIL immunotherapy with lifileucel is literally redefining what is treatable and potentially curable in advanced metastatic chemo-refractory cervical cancer. Patients who only two years ago would be facing hospice as their only alternative now have access to this potentially life extending new treatment. This is the most exciting news in this field in decades."*

— Amir Jazaeri, M.D.
Director of the Gynecologic Cancer Immunotherapy Program in the Department of Gynecologic Oncology and Reproductive Medicine at MD Anderson

## Cervical Cancer Facts

**601k** New Cases WW each year[1]

**260k** Deaths WW each year[1]

**13k** Diagnoses in U.S. each year[2]

**4k** Deaths in U.S. each year[2]

Available care: **Chemo-therapy** as first line option

For PD-L1 + patients, post-chemo receiving Keytruda[3] **ORR 14.3%**

**Available Care** for chemotherapy in 2L metastatic cervical patients **4.5-13%**[4][5]

[1] JAMA Oncol. 2019;5(12):1749-1768. doi:10.1001/jamaoncol.2019.2996;
[2] https://seer.cancer.gov/
[3] https://www.merck.com/product/usa/pi_circulars/k/keytruda/keytruda_pi.pdf
[4] Schilder et al., Gynecologic Oncology 2005;
[5] Weiss, et al., A phase II trial of carboplatin for recurrent or metastatic squamous carcinoma of the uterine cervix: A Southwest Oncology Group Study

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# C-145-04: Pivotal Phase 2 Trial in Cervical Cancer

**Phase 2, multicenter study to evaluate the efficacy and safety of autologous TIL (lifileucel, formerly LN-145) in patients with recurrent, metastatic or persistent cervical carcinoma (NCT03108495)**

| Population | Cohort |
|---|---|
| **Cervical Cancer progressed on at least 1 prior systemic therapy excluding checkpoint** | **Cohort 1 Pivotal** TIL N=75 |
| **Cervical Cancer progressed on prior anti-PD-1/PD-L1** | **Cohort 2** TIL N=24 |
| **Cervical Cancer with no prior systemic therapy** | **Cohort 3** TIL + pembro N=24 |
| | **Cohort 4** TIL previously enrolled pts e.g., Gen 1 TIL |
| | **Cohort 5** TIL Retreatment |

## Endpoints

- Primary: ORR as determined by IRC
- Secondary: safety and efficacy

## Study Updates

- March 2019: Fast Track designation
- May 2019: Breakthrough Therapy Designation
- June 2019: ASCO data presentation
- June 2019: FDA EOP2 held-existing study may be sufficient to support registration of lifileucel
- July 2019: Study expanded to enroll a total of 75 patients
- November 2019: Additional cohorts added (Cohorts 2-5)

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Baseline Demographics N= 27 (%) Prior therapies Mean # prior therapies 2.4 Platinum - based 27 (100) Taxane 26 (96) Anti - VEGF 22 (82) PD - 1/PD - L - 1 4 (15%) Target lesions sum of diameter (mm) Mean (SD) 61 (38) Min, Max 10, 165 Histologic Cell Type, n (%) Squamous Cell Carcinoma 12 (44) Adenocarcinoma 12 (44) Adenosquamous Carcinoma 3 (11) Number of target & non - target lesions (at baseline) >3 17 (63) Mean ( min,max ) 4 (1,9) Key Inclusion Criteria • Recurrent, metastatic or persistent cervical carcinoma with at least 1 prior therapy • Age ≥ 18 Endpoints • Primary: efficacy defined as ORR by IRC per RECIST 1.1 • Secondary: safety and efficacy Study Updates • Fast Track and BTD received • EOP2 meeting held with FDA Lifileucel in Cervical Cancer Interim Update at ASCO 2019 © 2020, Iovance Biotherapeutics 31

# Adverse Events Tend to be Early and Transient

## Frequency of AEs over time is reflective of potential benefit of one-time treatment with TIL (lifileucel)

N=27

| Preferred Term | Any Grade, n (%) | Grade 3/4, n (%) | Grade 5, n (%) |
|---|---|---|---|
| **Number of patients reporting at least one Treatment-Emergent AE**** | **27 (100)** | **26 (96.3)** | **0** |
| Chills | 21 (77.8) | 0 | 0 |
| Anemia | 15 (55.6) | 15 (55.6) | 0 |
| Diarrhea | 14 (51.9) | 2 (7.4) | 0 |
| Pyrexia | 14 (51.9) | 1 (3.7) | 0 |
| Thrombocytopenia | 14 (51.9) | 12 (44.4) | 0 |
| Neutropenia | 11 (40.7) | 8 (29.6) | 0 |
| Vomiting | 11 (40.7) | 1 (3.7) | 0 |
| Hypotension | 10 (37.0) | 4 (14.8) | 0 |
| Dyspnea | 9 (33.3) | 1 (3.7) | 0 |
| Febrile neutropenia | 9 (33.3) | 8 (29.6) | 0 |
| Hypoxia | 9 (33.3) | 3 (11.1) | 0 |
| Leukopenia | 9 (33.3) | 6 (22.2) | 0 |
| Hypomagnesemia | 8 (29.6) | 0 | 0 |
| Sinus tachycardia | 8 (29.6) | 0 | 0 |



Adverse Events Over Time
Number of AEs*
100
80
60
40
20
0
D0
D14
M1
M2
M3
M4
M5
M6
M7
Time from TIL dose
Grade
5
4
3
2
1

*The number of AEs is cumulative and represent the total number of patients dosed
Treatment-Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days. Patients with multiple events for a given preferred term are counted only once using the maximum grade under each preferred term. Safety terms which describe the same medical condition were combined

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Responses N=27 (%) Objective Response Rate 12 (44%) Complete Response 3 (11%) Partial Response 9 (33%) Stable Disease 11 (41%) Progressive Disease 4 (15%) Non - Evaluable 0 Disease Control Rate 23 ( 85%) In heavily pretreated cervical cancer patients (2.4 mean prior therapies) • CR 11% • ORR 44% • DCR 85% • Median DOR has not been reached • Median follow - up 7.4 months • Mean TIL cells infused: 28 x 10 9 • Median number of IL - 2 doses: 6.0 Significant Response Observed in Patients with Limited Options © 2020, Iovance Biotherapeutics 33

Lifileucel time to response and current duration for evaluable patients (partial response or better) Responses Observed Early On and Consistent with Melanoma • Mean time to first response 1.9 months • Mean time to best response 2.4 months © 2020, Iovance Biotherapeutics 34

Lifileucel best overall response rate Three Complete Responses Observed with Lifileucel • 78% of patients had a reduction in tumor burden • Mean time to response 1.9 months • All assessments are by RECIST 1.1 • Responses are deep with majority of responders are over 30% 35 © 2020, Iovance Biotherapeutics

# Development Efforts in Recurrent, Metastatic or Persistent Cervical Carcinoma

## Recurrent, metastatic, or persistent cervical carcinoma has no current standard of care

| Agent | ORR % (N) | Current Dev Status | Prior Line of Tx | Patient Characteristics |
|---|---|---|---|---|
| **Antibody-drug conjugate** | | | | |
| tisotumab vedotin (TV) (Genmab/Seattle Genetics) | 24% (N=101)[(1)] | Phase 2 | 1+ | Recurrent or metastatic cervical cancer that progressed on standard therapy (most had received at least two prior therapies), median DOR=8.3 months, median OS=12.1 months |
| **Anti-PD-1** | | | | |
| AGEN2034 (Agenus) | 14% (N=160)[(2)] | Phase 2 | 1+ | Patients must have relapsed after a platinum-containing doublet administered for treatment of advanced disease, median DOR=15.4 months |
| cemiplimab (Regeneron) | 10% (N=10)[(3)] | Phase 3 | 2+ | Recurrent or metastatic cervical cancer resistant to, or intolerant of, platinum therapy |
| **TKI** | | | | |
| neratinib (Puma Biotechnology) | 27% (N=11)[(4)] | Phase 2 | 2 | Metastatic HER2-positive cervical cancer (percentage of HER2+ in cervical cancer is ~3.9%)[(5)] |
| **Cell therapies** | | | | |
| **TIL (lifileucel)** | **44% (N=27)** | **Phase 2** | **2.4 (mean)** | **All patients progressed on or after chemo; median DOR not reached (median follow-up 7.4 months)** |

[(1)] Coleman, et al., ESMO 2020; [(2)] O'Malley, et al. ESMO 2020; [(3)] Rischin, et al. ESMO 2018; [(4)] D'Souza et al. SGO 2019; [(5)] Yan, et al. *Cancer Metastasis Rev.* 2015

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Additional Solid Tumor Studies © 2020, Iovance Biotherapeutics 37

Non - Small Cell Lung Cancer (NSCLC) © 2020, Iovance Biotherapeutics 38

Responses N=12 (%) Objective Response Rate 3 (25%) Complete Response 2 (17%) Partial Response 1 (8%) • ORR 25%; • 1 CR is noted in EGFR Δ Ex19 post afatinib , osimertinib , nivolumab • 1 additional uPR may confirm to increase the ORR to 33% • Median DOR not reached; • All 3 responders on TIL were relapsed or refractory to monotherapy Nivo • The TIL CR responses were ongoing • 2/3 responders were PD - L1 low (TPS<5%) Efficacy Data Post Moffitt TIL Infusion © 2020, Iovance Biotherapeutics 39 Moffitt NSCLC TIL plus Nivo (AACR 2020)

Nivolumab and Tumor Infiltrating Lymphocytes (TIL) in Advanced Non - Small Cell Lung Cancer (NCT03215810) Moffitt TIL in Post - Nivolumab NSCLC © 2020, Iovance Biotherapeutics 40 (1) Creelan, et. al., Durable complete responses to adoptive cell transfer using tumor infiltrating lymphocytes (TIL) in non - small c ell lung cancer (NSCLC): a phase I trial, AACR 2020, Abstract #20 - LB - 10617 In 12 evaluable patients with advanced NSCLC who received nivolumab and TIL: • Two CRs out to one year • (PD - L1 low=1, EGFR mutation=1) • ORR 25% (or 33% if a uPR confirms) Post - TIL 14 32 07 01 04 31 05 08 16 02 25 09 - 100 - 80 - 60 - 40 - 20 0 20 40 60 Subject ID ** Best Overall Response % change vs. preTIL baseline PD PD PD* PD PD PD PD SD PS PS PS PD* Last RR on Prior Nivo CR PR Unconfirmed PR SD PD n= 12 evaluable           7 L P H V LQ F H 7 ,/ L Q I X V L R Q P R Q W K V 3 D W L H Q W V           2 Q J R L Q J W U L D O W U H D W P H Q W 5 D G L R J U D S K L F U H V S R Q V H X S 5  3 5  & 5 1 H Z O H V L R Q  ' U L Y H U 2 Q F R J H Q H                     ( * ) 5 ( [   L Q V . 5 $ 6 *   & ( * ) 5 ¨ ( [   . 5 $ 6 *   9 & & '&   5 ( 7 ( * ) 5 /    5 & '    5 2 6  ² . 5 $ 6 *   & . 5 $ 6 *   9 ( * ) 5 ¨ ( [   ( : 6 5   & 5 ( 0 ² ² ² ² Moffitt NSCLC TIL plus Nivo (AACR 2020)

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# TIL in Earlier Lines of Therapy in Combination with SOC

**A prospective, open-label, multi-cohort, non-randomized, multicenter Phase 2 study evaluating adoptive cell therapy (ACT) with TIL LN-144 (Lifileucel)/LN-145 in combination with pembrolizumab or TIL LN-145/LN-145-S1 as a single therapy (NCT03645928)**

| Population | Indication | Cohort |
|---|---|---|
| **Melanoma:** *PD-1/PDL-1 Naive* | Melanoma | **Cohort 1A:** TIL+ pembro, N=12 |
| **Melanoma:** *≥ 1 Prior Systemic Therapy (including anti-PD1 and BRAF)* | Melanoma | **Cohort 1B:** TIL (LN-145-S1), N up to 27 |
| **Head & Neck:** *PD-1/PDL-1 Naive* | Head & Neck | **Cohort 2A:** TIL+ pembro, N=12 |
| **NSCLC:** *PD-1/PDL-1 Naive* | NSCLC | **Cohort 3A:** TIL+ pembro, N=12 |
| **NSCLC:** *1-3 Prior Systemic Therapies (including CPI and TKI)* | NSCLC | **Cohort 3B:** TIL, N=12 |

## Endpoints

- Primary: ORR and safety
- Secondary: CR rate

## Study Updates

- 28 sites are activated globally
- Sites in the U.S., Canada and Europe

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Select more potent TIL • PD - 1 positive selected TIL by Iovance • PD - 1 positive selected TIL also through collaboration with CHUM Expand the TIL platform into new indications/regimens • First patient dosed in Phase 1/2 study for PBL in CLL • IOV - 3001 IL - 2 analog licensed from Novartis Genetically modify to make a more tumor - reactive TIL • Cellectis TALEN ® collaboration agreement in place to support a clinical program Research Focus into Next Generation TIL © 2020, Iovance Biotherapeutics 42 Process optimization • Gen 3 (16 - day) process • Core biopsy

Iovance Biotherapeutics Global Reach and Scale © 2020, Iovance Biotherapeutics 43 Iovance Biotherapeutics has >200 employees • Headquartered in San Carlos, CA • 3 additional offices • Iovance commercial manufacturing facility in Philadelphia, PA (under construction) San Carlos, CA New York City, NY Philadelphia, PA Zug, CH Tampa, FL Business Office or Subsidiary Iovance Manufacturing Site Corporate Headquarters

June 30, 2020 In millions (unaudited) Common shares outstanding 146 (1) Preferred shares 4 (2) Options 12 Cash, cash equivalents, short - term investments, restricted cash $777.4 (3) Anticipated year - end cash balance >$630 (3) Debt $0 (1) Includes May 2020 offering of 19,475,806 shares of common stock (2) Preferred shares are shown on an as - converted basis (3) Includes Restricted Cash of $5.5 million Well Capitalized in Pursuit of TIL Commercialization © 2020, Iovance Biotherapeutics 44

Last patient dosed in Cohort 4 for lifileucel in support of registration in melanoma Last patient dosed in pivotal program of lifileucel for cervical cancer Hold a pre - BLA meeting with FDA Milestones 2020 - 2021 Submit BLA for lifileucel © 2020, Iovance Biotherapeutics 45 x Data presentation at ASCO for long term follow up of melanoma Cohort 2 x Early cohort 4 data from melanoma x Initiate NSCLC registration - supporting study

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